Exhibit 99.2

Execution Version

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Subscription Agreement”) is entered into this [●] day of [●], 2021, by and among Decarbonization Plus Acquisition Corporation II, a Delaware corporation (“DCRN”), Tritium DCFC Limited (ACN 650 026 314), an Australian public company (the “Issuer”), and the undersigned (“Subscriber”).

WHEREAS, on May 25, 2021, DCRN, Tritium Holdings Pty Ltd (ACN 145 324 910), an Australian proprietary company (“Tritium”), the Issuer and Hulk Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Issuer (“Merger Sub”), entered into that certain Business Combination Agreement (as it may be amended, restated or otherwise modified from time to time, the “Business Combination Agreement”) pursuant to such agreement, among other things, the Issuer will acquire all of the issued and outstanding equity interests in Tritium and DCRN will merge with and into Merger Sub, in each case, on the terms and subject to the conditions set forth therein (the “Business Combination”);

WHEREAS, in connection with the Business Combination, on the terms and subject to the conditions set forth in this Subscription Agreement, Subscriber desires to subscribe for and purchase from the Issuer that number of ordinary shares in the capital of the Issuer (“Ordinary Shares”) set forth on the signature page hereto (the “Acquired Shares”) for a purchase price of $10.00 per share (the “Share Purchase Price”, and the aggregate purchase price set forth on the signature page hereto, the “Purchase Price”), and the Issuer desires to issue and sell to Subscriber the Acquired Shares in consideration of the payment of the Purchase Price by or on behalf of Subscriber to the Issuer on or prior to the Subscription Closing (as defined below);

WHEREAS, in connection with the Business Combination, certain other institutional “accredited investors” (as such term is defined in Rule 501 (a) under the Securities Act of 1933, as amended (the “Securities Act”)) have entered, or may enter, into subscription agreements with DCRN and the Issuer substantially similar to this Subscription Agreement, pursuant to which such investors (the “Other Subscribers”) have agreed, or may agree, to subscribe for and purchase, and the Issuer has agreed, or may agree, to issue and sell to such Other Subscribers, on the Closing Date, Ordinary Shares at the Share Purchase Price (the “Other Subscription Agreements”).

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1.    Subscription. Subject to the terms and conditions hereof, Subscriber hereby agrees to subscribe for and purchase, and the Issuer hereby agrees to issue and sell to Subscriber, upon the payment of the Purchase Price, the Acquired Shares (such subscription and issuance, the “Subscription”).

2.    Subscription Closing.

(a)    Subject to the satisfaction or waiver of the conditions set forth in this Section 2 (other than those conditions that by their nature are to be satisfied at the closing of the Subscription contemplated hereby, but without affecting the requirement that such conditions be satisfied or waived at such closing), the “Subscription Closing” shall occur on the date of, and immediately prior to or substantially concurrently with, and is contingent on, the consummation of the Business Combination (the “Closing Date”). At least three (3) business days before the anticipated Closing Date, the Issuer shall deliver written notice to the Subscriber (the “Closing Notice”) specifying (i) the anticipated Closing Date and (ii) the wire instructions for delivery of the Purchase Price to the Issuer. No later than two (2) business days prior to the Closing Date set forth in the Closing Notice, the Subscriber shall deliver to the Issuer such information as is reasonably requested in the Closing Notice in order for the Issuer to issue the Acquired Shares to the Subscriber. The Subscriber shall deliver to the Issuer, on or prior to the date that immediately precedes the Closing Date, to be held in escrow until the Subscription Closing, the Purchase Price in cash via wire transfer to the account specified in the Closing Notice and the application for shares in the form attached to this Subscription Agreement. On the Closing Date, the Purchase Price shall be released from escrow against and concurrently with delivery by the Issuer to Subscriber of (i) the Acquired Shares in book entry form, free and clear of any liens or other restrictions whatsoever (other than those arising under state or federal securities laws), in the name of Subscriber (or its nominee in accordance with its delivery instructions (“Nominee“)) or to a custodian designated by Subscriber, as applicable, and (ii) a copy of the records of, or correspondence from, the Issuer’s transfer agent reflecting Subscriber as the owner of the Acquired Shares on and as of the Closing Date. In the event the Business Combination does not occur within one (1) business day of the Closing Date specified in the Closing Notice or this Subscription Agreement terminates prior to the Subscription Closing, the Issuer shall promptly (but not later than two (2) business days thereafter) return the Purchase Price, if already paid by the Subscriber, to Subscriber by wire transfer of U.S. dollars in immediately available funds to the account specified by the Subscriber. Notwithstanding such return or termination, (i) a failure to close on the anticipated Closing Date shall not, by itself, be deemed to be a failure of any of the conditions to the Subscription Closing set forth in this Section 2 to be satisfied or waived on or prior to the Closing Date, and (ii) unless and until this Subscription Agreement is terminated in accordance with Section 8 herein, Subscriber shall remain obligated (A) to redeliver funds to the Issuer in escrow following the Issuer’s delivery to Subscriber of a new Closing Notice and (B) to re-consummate the Subscription Closing immediately prior to or substantially concurrently with the consummation of the Business Combination.

For the purposes of this Subscription Agreement, (x) “business day” means any day other than a Saturday, Sunday or a day on which the Federal Reserve Bank of New York is closed and (y) a reference to “$” or “dollars” is to the currency of the United States of America unless denominated otherwise.

(b)    The obligation of the Issuer and DCRN to consummate the transaction contemplated hereunder are subject to the satisfaction on the Closing Date, or, to the extent permitted by applicable law, the written waiver by Subscriber, of each of the following conditions:

(i)    the Placement Agents (as defined herein) shall have received a signed copy of the “Eligibility Representations of Subscriber” questionnaire in substantially the form attached as Schedule A hereto no later than the Closing Date;

(ii)    all representations and warranties of the Subscriber contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Subscriber Material Adverse Effect (as defined below), which representations and warranties shall be true and correct in all respects) at and as of the Closing Date (except for representations and warranties made as of a specific date, which shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Subscriber Material Adverse Effect, which representations and warranties shall be true in all respects) as of such date);

(iii)    the Subscriber shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Subscription Closing;

(iv)    no governmental authority shall have enacted, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation (whether temporary, preliminary or permanent), which is then in effect and has the effect of making consummation of the Subscription illegal or otherwise preventing or prohibiting consummation of the Subscription;

(v)    all conditions precedent to the Issuer’s obligation to effect the Business Combination set forth the Business Combination Agreement shall have been satisfied or waived (other than those conditions that (x) may only be satisfied at the closing of the Business Combination, but subject to the satisfaction or waiver of such conditions as of the closing of the Business Combination or (y) will be satisfied by the Subscription Closing and the closing of the transactions contemplated by the Other Subscription Agreements); and

(vi)    no suspension of the offering or sale of the Acquired Shares shall have been initiated or, to DCRN or the Issuer’s knowledge, threatened, by the Securities and Exchange Commission (the “Commission”) or the Australian Securities and Investments Commission (“ASIC”).

(c)    The obligations of the Subscriber to consummate the transactions contemplated hereunder are subject to the satisfaction on the Closing Date, or, to the extent permitted by applicable law, the written waiver by DCRN and the Issuer, of each of the following conditions:

(i)    all representations and warranties of DCRN and the Issuer contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Material Adverse Effect or DCRN Material Adverse Effect, as applicable (as defined below), which representations and warranties shall be true and correct in all respects) at and as of the Closing Date (except for representations and warranties made as of a specific date, which shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Material Adverse Effect or DCRN Material Adverse Effect, as applicable, which representations and warranties shall be true in all respects) as of such date);

(ii)    DCRN and the Issuer shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by them at or prior to the Subscription Closing, except where the failure of such performance, satisfaction or non-compliance would not or would not reasonably be expected to prevent, materially delay or materially impair the ability of DCRN and the Issuer to consummate the Subscription Closing;

(iii)    the terms of the Business Combination Agreement (including the conditions thereto, including without limitation as set forth in Article IX thereto, and the representations and covenants of DCRN and the Issuer relating to the cash or financial position and outstanding indebtedness of DCRN and the Issuer), as the same exist on the date hereof, shall not have been amended, modified or waived in a manner that would reasonably be expected to be materially adverse to the economic benefits Subscriber reasonably expects to receive under this Subscription Agreement. For the avoidance of doubt, the parties hereto acknowledge and agree that any amendment or extension of the Outside Date (as defined in the Business Combination Agreement) shall not materially adversely affect the economic benefits that Subscriber would reasonably expect to receive under this Subscription Agreement;

(iv)    no governmental authority shall have enacted, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) which is then in effect and has the effect of making consummation of the Subscription illegal or otherwise preventing or prohibiting consummation of the Subscription;

(v)    the Acquired Shares shall have been approved for listing on the Nasdaq Stock Market or the New York Stock Exchange, as applicable (such exchange, the “Exchange”);

(vi)    all conditions precedent to the closing of the Business Combination set forth in the Business Combination Agreement shall have been satisfied or waived (other than those conditions that (x) may only be satisfied at the closing of the Business Combination, but subject to the satisfaction or waiver of such conditions as of the closing of the Business Combination or (y) will be satisfied by the Subscription Closing and the closing of the transactions contemplated by the Other Subscription Agreements);

(vii)    no suspension of the offering or sale of the Acquired Shares shall have been initiated or, to DCRN or the Issuer’s knowledge, threatened, by the Commission or ASIC; and

(viii)    to the extent applicable, there shall have been no amendment, waiver or modification to any Other Subscription Agreements that materially benefits any Other Subscribers unless Subscriber has been offered substantially similar benefits in writing.

(d)    At the Subscription Closing, the parties hereto shall execute and deliver such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary in order to consummate the Subscription as contemplated by this Subscription Agreement.

3.    Issuer Representations and Warranties. The Issuer represents and warrants that:

(a)    The Issuer is a corporation registered and validly existing under the Australian Corporations Act 2001 (Cth) (“Corporations Act”), with corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted and as shall be conducted following the Business Combination and to enter into, deliver and perform its obligations under this Subscription Agreement.

(b)    The Subscriber will acquire at the Subscription Closing (i) the full legal and beneficial ownership of the Acquired Shares free and clear of all encumbrances, subject to the registration of the Subscriber in the register of shareholders; (ii) the Acquired Shares that have been duly authorized and validly issued by the Issuer; (iii) the Acquired Shares free of competing rights, including pre-emptive rights or rights of first refusal; and (iv) the Acquired Shares that are fully paid and have no money owing in respect of them (assuming full payment therefor in accordance with the terms of this Subscription Agreement).

(c)    This Subscription Agreement, Other Subscription Agreements, if any, entered into on or prior to the date hereof, and the Business Combination Agreement (collectively, the “Initial Transaction Documents”) have been duly authorized, executed and delivered by the Issuer. The Initial Transaction Documents constitute the valid and legally binding obligation of the Issuer, enforceable against the Issuer in accordance with their terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

(d)    The Share Transfer Agreement to be entered into by and between DCRN, the Issuer and certain existing shareholders of Tritium on or prior to the Closing Date (the “Share Transfer Agreement” and together with the Initial Transaction Documents, the “Transaction Documents”) has been duly authorized by the Issuer. When duly executed and delivered, the Share Transfer Agreement will constitute the valid and legally binding obligation of the Issuer, enforceable against the Issuer in accordance with their terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

(e)    Assuming the accuracy of Subscriber’s representations and warranties set forth in Section 5 of this Subscription Agreement, the execution and delivery by the Issuer of the Transaction Documents, and the performance by the Issuer of its obligations under the Transaction Documents, including the issuance and sale of the Acquired Shares and the consummation of the other transactions contemplated herein and therein do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Issuer pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Issuer is a party or by which the Issuer is bound or to which any of the property or assets of the Issuer is subject, which would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, properties, financial condition, shareholders’ equity or results of operations of the Issuer (a “Material Adverse Effect”) or materially affect the validity of the Acquired Shares or the legal authority of the Issuer to comply in all material respects with the terms of this Subscription Agreement; (ii) the constitution of the Issuer as amended or varied from time to time (the “Constitution”) or other organizational documents (as applicable) of the Issuer; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Issuer or any of its properties that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or materially affect the validity of the Acquired Shares or the legal authority of the Issuer to comply in all material respects with this Subscription Agreement.

(f)    There are no securities or instruments issued by or to which the Issuer is a party containing anti-dilution or similar provisions that will be triggered by the issuance of (i) the Acquired Shares or (ii) the Ordinary Shares to be issued pursuant to any Other Subscription Agreement, in each case, that have not been or will not be validly waived on or prior to the Closing Date.

(g)    Assuming the accuracy of Subscriber’s representations and warranties set forth in Section 5 of this Subscription Agreement, the Issuer is not in default or violation (and no event has occurred which, with notice or the lapse of time or both, would constitute a default or violation) of any term, condition or provision of (i) the organizational documents of the Issuer, (ii) any loan or credit agreement, guarantee, note, bond, mortgage, indenture, lease or other agreement, permit, franchise or license to which the Issuer is now a party or by which the Issuer’s properties or assets are bound or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Issuer or any of its properties, except, in the case of clauses (ii) and (iii), for defaults or violations that have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(h)    Assuming the accuracy of Subscriber’s representations and warranties set forth in Section 5 of this Subscription Agreement, the Issuer is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization or other person in connection with the execution, delivery and performance by the Issuer of this Subscription Agreement (including, without limitation, the issuance of the Acquired Shares), other than (i) the filing with the Commission of the Registration Statement (as defined below), (ii) filings required by applicable U.S. state or federal or Australian securities laws, (iii) filings required by the Exchange, and (iv) consents or filings, the failure of which to obtain or file would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or have a material adverse effect on the Issuer’s ability to consummate the transactions contemplated hereby, including the sale and issuance of the Acquired Shares.

(i)    As of the date hereof and as of immediately prior to the Closing Date, the share capital of the Company comprises one (1) Ordinary Share. Pursuant to and subject to the terms of the Share Transfer Agreement, each share in the capital of Tritium will be transferred to the Issuer in exchange for the issue of one Ordinary Share. As of the date of this Subscription Agreement, the Issuer had no outstanding indebtedness and will not have any outstanding long-term indebtedness as of immediately prior to the Closing Date (other than indebtedness incurred in accordance with the terms of the Business Combination Agreement to be repaid on or immediately following the Closing Date in connection with the consummation of the transactions contemplated by the Business Combination Agreement). All issued Ordinary Shares have been duly authorized and validly issued, are fully paid and are non-assessable and are not subject to preemptive rights. Except as set forth above and pursuant to the Other Subscription Agreements and the Business Combination Agreement or as described in the SEC Documents (as defined below), there are no outstanding options, warrants or other rights to subscribe for, purchase or acquire from the Issuer any Ordinary Shares or other equity interests in the Issuer, or securities convertible into or exchangeable or exercisable for such equity interests. As of the date hereof, the Issuer has no subsidiaries (other than Merger Sub) and does not own, directly or indirectly, interests or investments (whether equity or debt) in any person, whether incorporated or unincorporated. There are no shareholder agreements, voting trusts or other agreements or understandings to which the Issuer is a party or by which it is bound relating to the voting of any securities of the Issuer, other than (A) as set forth in the SEC Documents and (B) as contemplated by the Business Combination Agreement. Notwithstanding the foregoing, after the date of this Subscription Agreement and before the Subscription Closing, certain other investors may enter into subscription agreements with DCRN and the Issuer substantially similar to this Subscription Agreement, pursuant to which such investors (the “Future Subscribers”) would agree to subscribe for and purchase, and the Issuer would agree to issue and sell to such Future Subscribers, on the Closing Date, Ordinary Shares at the Share Purchase Price.

(j)    The Issuer has not received any written communication from a governmental entity alleging that the Issuer is not in compliance with or is in default or violation of any applicable law, except where such non-compliance, default or violation would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(k)    Assuming the accuracy of Subscriber’s representations and warranties set forth in Section 5 of this Subscription Agreement, no registration under the Securities Act is required for the offer and sale of the Acquired Shares by the Issuer to Subscriber in the manner contemplated by this Subscription Agreement.

(l)    Neither the Issuer nor any person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) in connection with any offer or sale of the Acquired Shares.

(m)    Neither the Issuer nor DCRN has entered into any side letter or similar agreement with any other subscriber pursuant to Other Subscription Agreements or any other investor in connection with such investor’s direct or indirect investment in the Issuer other than (i) the Business Combination Agreement, (ii) the Other Subscription Agreements, (iii) agreements or forms thereof that have been publicly filed via the Commission’s EDGAR system, including filings made by either DCRN or the Issuer, and (iv) contracts with respect to the sale, supply, marketing or distribution of goods or services by operating companies. No Other Subscription Agreement (other than any Other Subscription Agreements entered into by investment companies registered under the Investment Company Act or investors advised by an investment adviser subject to regulation under the Investment Advisers Act solely to the extent contemplated by Section 2(a) hereof) contains terms (economic or otherwise) more favorable to any such other subscribers than as set forth in this Subscription Agreement. The Other Subscription Agreements have not been amended or waived in any material respect and reflect the same Share Purchase Price and economic terms that are no more favorable to any such Other Subscriber thereunder than the economic terms of this Subscription Agreement.

(n)    There is no (i) suit, action, proceeding, or arbitration pending, or, to the Issuer’s knowledge, threatened against the Issuer or (ii) judgment, decree, injunction, ruling or order of any governmental entity or arbitrator outstanding against the Issuer, except for such matters as have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(o)    The Issuer has not paid, and is not obligated to pay, any brokerage, finder’s or other commission or similar fee in connection with its issuance and sale of the Acquired Shares, except for placement fees payable at the Subscription Closing to Credit Suisse Securities (USA) LLC (“Credit Suisse”) Citigroup Global Markets Inc. (“Citi”) and J.P. Morgan Securities LLC (“J.P. Morgan”) in their capacity as placement agents for the offer and sale of the Acquired Shares (in such capacity, the “Placement Agents,” and each a “Placement Agent”).

(p)    None of the Issuer, its subsidiaries or any of their affiliates, nor any person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Acquired Shares under the Securities Act, whether through integration with prior offerings pursuant to Rule 502(a) of the Securities Act or otherwise.

(q)    The Issuer and its affiliates will not directly or indirectly use the proceeds of the sale of the Acquired Shares, or lend, contribute or otherwise make available such proceeds to a subsidiary, joint venture partner or other person or entity (i) to fund a person or entity named on an OFAC List (as defined below), (ii) that is owned or controlled by, or acting on behalf of, a person, that is named on an OFAC List, (iii) that is organized, incorporated, established, located, resident or born in, or a citizen, national, or the government, including any political subdivision, agency, or instrumentality thereof, of, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine, or any other country or territory embargoed or subject to substantial trade restrictions by the United States, (iv) that is a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515 or (v) that is a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank.

(r)    The Issuer is not, and immediately after receipt of payment by the Issuer for the Acquired Shares will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(s)    The Issuer has made available to Subscriber (including via the Commission’s EDGAR system) a copy of each form, report, statement, schedule, prospectus, proxy, registration statement and other document, if any, filed by the Issuer with the Commission since the first date on which any class of securities of the Issuer was registered with the Commission, if any (the “Issuer SEC Documents”), which Issuer SEC Documents, as of their respective filing dates, complied in all material respects with the applicable requirements of the Exchange Act, Securities Act, and the applicable rules and regulations of the Commission promulgated thereunder. None of the Issuer SEC Documents filed under the Exchange Act (except to the extent that information contained in any Issuer SEC Document has been superseded by a later timely filed Issuer SEC Document) contained, when filed, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, in the case of any Issuer SEC Document that is a registration statement, or included, when filed, any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in the case of all other Issuer SEC Documents. The Issuer has timely filed each report, statement, schedule, prospectus, and registration statement that the Issuer was required to file with the Commission since its inception. There are no material outstanding or unresolved comments in comment letters from the Staff of the Commission with respect to any of the Issuer SEC Documents.

4.    DCRN Representations and Warranties. DCRN represents and warrants that:

(a)    DCRN has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement.

(b)    The Initial Transaction Documents have been duly authorized, executed and delivered by DCRN. The Initial Transaction Documents constitute the valid and legally binding obligation of DCRN, enforceable against it in accordance with their terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

(c)    The Share Transfer Agreement has been duly authorized by DCRN. When duly executed and delivered, the Share Transfer Agreement will constitute the valid and legally binding obligation of DCRN, enforceable against it in accordance with their terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

(d)    Assuming the accuracy of the representations and warranties of the Subscriber and the Issuer, the execution and delivery by DCRN of the Transaction Documents, and the performance by DCRN of its obligations under the Transaction Documents, including the consummation of the transactions contemplated herein and therein do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of DCRN or any of its subsidiaries pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which DCRN or any of its subsidiaries is a party or by which DCRN or any of its subsidiaries is bound or to which any of the property or assets of DCRN or any of its subsidiaries is subject, which would reasonably be expected to have a material adverse effect on the business, properties, financial condition, stockholders’ equity or results of operations of DCRN or any of its subsidiaries, individually or taken as a whole (a “DCRN Material Adverse Effect”) or materially affect the legal authority of DCRN to comply in all material respects with the terms of this Subscription Agreement; (ii) the organizational documents of DCRN or any of its subsidiaries; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over DCRN or any of its subsidiaries or any of their respective properties that would reasonably be expected to have, individually or in the aggregate, a DCRN Material Adverse Effect or materially affect the legal authority of DCRN to comply in all material respects with this Subscription Agreement.

(e)    DCRN has made available to Subscriber (including via the Commission’s EDGAR system) a copy of each form, report, statement, schedule, prospectus, proxy, registration statement and other document, if any, filed by DCRN with the Commission since its initial registration of its Class A common stock, par value $0.0001 (the “DCRN SEC Documents” and, together with the Issuer SEC Documents, the “SEC Documents”), which DCRN SEC Documents, as of their respective filing dates, complied in all material respects with the applicable requirements of the Exchange Act, Securities Act, and the applicable rules and regulations of the Commission promulgated thereunder. None of the DCRN SEC Documents filed under the Exchange Act (except to the extent that information contained in any DCRN SEC Document has been superseded by a later timely filed DCRN SEC Document) contained, when filed, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, in the case of any DCRN SEC Document that is a registration statement, or included, when filed, any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in the case of all other DCRN SEC Documents; provided, that, with respect to the Registration Statement on Form F-4 filed or to be filed by the Issuer, or the proxy statement/prospectus related thereto to be filed by the Issuer or DCRN, with respect to the Business Combination or any other information relating to the Issuer, Tritium or any of their respective affiliates included in any DCRN SEC Document or filed as an exhibit thereto, the representation and warranty in this sentence is made to DCRN’s knowledge; provided further, that DCRN makes no such representation or warranty with respect to the historical accounting treatment of its warrants, and related disclosure, in the DCRN SEC Documents. DCRN has timely filed each report, statement, schedule, prospectus, and registration statement that DCRN was required to file with the Commission since its inception. There are no material outstanding or unresolved comments in comment letters from the Staff of the Commission with respect to any of the DCRN SEC Documents.

(f)    Assuming the accuracy of the representations and warranties of the Subscriber and the Issuer, DCRN is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization or other person in connection with the execution, delivery and performance by DCRN of this Subscription Agreement, other than (i) filings required by applicable U.S. state or federal securities laws, (ii) filings required by the Exchange, including with respect to obtaining stockholder approval, if applicable, or (iii) consents or filings, the failure of which to obtain would not reasonably be expected to have, individually or in the aggregate, a DCRN Material Adverse Effect or have a material adverse effect on DCRN’s ability to consummate the transactions contemplated hereby.

(g)    Except for such matters as have not had and would not reasonably be expected to have, individually or in the aggregate, a DCRN Material Adverse Effect, there is no (i) suit, action, proceeding, or arbitration pending, or, to the knowledge of DCRN, threatened in writing against DCRN or (ii) judgment, decree, injunction, ruling or order of any governmental authority or arbitrator outstanding against DCRN.

(h)    Upon consummation of the Business Combination and except as set out in the Business Combination Agreement, the Issuer will own all of the equity securities of DCRN.

(i)    Neither DCRN nor, to DCRN’s knowledge, the Issuer, has entered into any side letter or similar agreement with any other subscriber pursuant to Other Subscription Agreements or any other investor in connection with such investor’s direct or indirect investment in the Issuer other than (i) the Business Combination Agreement, (ii) the Other Subscription Agreements, (iii) agreements or forms thereof that have been publicly filed via the Commission’s EDGAR system, including filings made by either DCRN or the Issuer, and (iv) contracts with respect to the sale, supply, marketing or distribution of goods or services by operating companies. No Other Subscription Agreement (other than any Other Subscription Agreements entered into by investment companies registered under the Investment Company Act or investors advised by an investment adviser subject to regulation under the Investment Advisers Act solely to the extent contemplated by Section 2(a) hereof) contains terms (economic or otherwise) more favorable to any such other subscribers than as set forth in this Subscription Agreement. The Other Subscription Agreements have not been amended or waived in any material respect and reflect the same Share Purchase Price and economic terms that are no more favorable to any such Other Subscriber thereunder than the economic terms of this Subscription Agreement.

5.    Subscriber Representations and Warranties. Subscriber represents and warrants to DCRN, the Issuer and the Placement Agents in respect of itself or any Nominee (and a reference to Subscriber in this clause 5 shall include such Nominee) that:

(a)    Subscriber has been duly formed or incorporated and is validly existing in good standing under the laws of its jurisdiction of incorporation or formation, with the requisite entity power and authority to enter into, deliver and perform its obligations under this Subscription Agreement.

(b)    This Subscription Agreement has been duly authorized, executed and delivered by Subscriber. This Subscription Agreement is enforceable against Subscriber in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

(c)    No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of Subscriber in connection with the consummation of the transactions contemplated by this Subscription Agreement.

(d)    The execution and delivery by Subscriber of this Subscription Agreement, and the performance by Subscriber of its obligations under this Subscription Agreement, including the purchase of the Acquired Shares and the consummation of the other transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Subscriber or any of its subsidiaries pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Subscriber or any of its subsidiaries is a party or by which Subscriber or any of its subsidiaries is bound or to which any of the property or assets of Subscriber or any of its subsidiaries is subject, which would reasonably be expected to have a material adverse effect on the business, properties, financial condition, shareholders’ equity or results of operations of Subscriber and any of its subsidiaries, taken as a whole (a “Subscriber Material Adverse Effect”), or materially affect the legal authority of Subscriber to comply in all material respects with the terms of this Subscription Agreement; (ii) the organizational documents of Subscriber; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Subscriber or any of its subsidiaries or any of their respective properties that would reasonably be expected to have a Subscriber Material Adverse Effect or materially affect the legal authority of Subscriber to comply in all material respects with this Subscription Agreement.

(e)    Subscriber (i) is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an institutional “accredited investor” (within the meaning of Rule 501(a)(1), (2), (3) (5), (6), (7), (10), (11) or (12) under the Securities Act), in each case, satisfying the applicable requirements set forth on Schedule A, (ii) is acquiring the Acquired Shares only for its own account, or if Subscriber is subscribing for the Acquired Shares as a fiduciary or agent for one or more investor accounts, each owner of such account is a “qualified institutional buyer” or an institutional “accredited investor” (each as defined above) and Subscriber has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account, and (iii) is not acquiring the Acquired Shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act. Subscriber has completed the requested information on Schedule A following the signature page hereto and the information contained therein is accurate and complete. Subscriber is not an entity formed for the specific purpose of acquiring the Acquired Shares, unless Subscriber is a newly formed entity in which all of the equity owners are accredited investors, and is an “institutional account” as defined by FINRA Rule 4512(c). Accordingly, Subscriber is aware that this offering of the Acquired Shares meets the exemptions from filing under FINRA Rule 5123(b)(1)(A), (C) or (J).

(f)    Subscriber understands that the Acquired Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Acquired Shares have not been registered under the Securities Act. Subscriber understands that the Acquired Shares may not be resold, transferred, pledged or otherwise disposed of by Subscriber absent an effective registration statement under the Securities Act, except (i) to the Issuer or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act, (iii) pursuant to Rule 144 under the Securities Act, provided that all of the applicable conditions thereof have been met or (iv) pursuant to another applicable exemption from the registration requirements of the Securities Act, and that any certificates or book-entry records representing the Acquired Shares shall contain the legend set forth in Section 10(a). Subscriber acknowledges that the Acquired Shares will not be eligible for resale pursuant to Rule 144A promulgated under the Securities Act. Subscriber understands and agrees that the Acquired Shares will be subject to the foregoing restrictions and, as a result, Subscriber may not be able to readily resell the Acquired Shares and may be required to bear the financial risk of an investment in the Acquired Shares for an indefinite period of time. Subscriber understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of the Acquired Shares.

(g)    Subscriber understands and agrees that Subscriber is purchasing the Acquired Shares directly from the Issuer. Subscriber further acknowledges that there have been no representations, warranties, covenants and agreements made to Subscriber by DCRN, the Issuer, the Placement Agents or any of their respective officers or directors, expressly or by implication, other than those representations, warranties, covenants and agreements included in this Subscription Agreement.

(h)    Subscriber acknowledges and agrees that, in the Placement Agents’ performance of services on behalf of DCRN and the Issuer, the Placement Agents have reasonably relied without investigation upon all available information, including information supplied to the Placement Agents by DCRN and the Issuer or their respective officers, directors and employees, and that the Placement Agents were not responsible for the accuracy or completeness of, or had any obligation to verify, such information or conduct any appraisal of assets or liabilities.

(i)    Subscriber’s acquisition and holding of the Acquired Shares will not constitute or result in a non-exempt prohibited transaction under section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or any applicable similar law.

(j)    In making its decision to subscribe for and purchase the Acquired Shares, Subscriber represents that it has relied solely upon its own independent investigation. Without limiting the generality of the foregoing, Subscriber has not relied on any statements or other information provided by the Placement Agents or any of their respective affiliates, or any of their respective officers, directors, employees or representatives, concerning DCRN, the Issuer, Tritium, the Business Combination, the Acquired Shares or the offer and sale of the Acquired Shares. Subscriber acknowledges and agrees that Subscriber has received and has had the opportunity to review such information and documents as Subscriber deems necessary to make an investment decision with respect to the Acquired Shares, including with respect to DCRN, the Issuer, Tritium and the Business Combination. Subscriber represents and agrees that Subscriber and Subscriber’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as Subscriber and such Subscriber’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Acquired Shares. Without limiting the generality of the foregoing, Subscriber has not relied on any statements or other information provided by the Placement Agents concerning DCRN, the Issuer, Tritium, the Business Combination, the Acquired Shares or the offer and sale of the Acquired Shares.

(k)    Subscriber became aware of this offering of the Acquired Shares solely by means of direct contact between Subscriber and DCRN, the Issuer, the Placement Agents or a representative of DCRN, the Issuer or the Placement Agents, and the Acquired Shares were offered to Subscriber solely by direct contact between Subscriber and DCRN, the Issuer, the Placement Agents or a representative of DCRN, the Issuer or the Placement Agents. Subscriber acknowledges that the Issuer represents and warrants that the Acquired Shares (i) were not offered by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, any state securities laws or any applicable laws of any other jurisdiction.

(l)    Subscriber acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Acquired Shares. Subscriber is a sophisticated investor and is able to fend for itself in the transactions contemplated herein, has exercised its independent judgment in evaluating its investment in the Acquired Shares, has such knowledge and experience in financial, business and tax matters as to be capable of evaluating the merits, risks and uncertainties inherent in an investment in the Acquired Shares, and Subscriber has sought such accounting, legal, economic and tax advice as Subscriber has considered necessary to make an informed investment decision. Accordingly, Subscriber acknowledges that the offering of the Acquired Shares meets the institutional account exemptions from filing under FINRA Rule 2111(b).

(m)    Subscriber acknowledges and agrees that neither the Placement Agents nor any affiliate of any of the Placement Agents (nor any officer, director, employee or representative of any of the Placement Agent or any affiliate thereof) has provided Subscriber with any information or advice with respect to the Acquired Shares nor is such information or advice necessary or desired. Subscriber acknowledges that none of the Placement Agents, affiliates of the Placement Agents or their respective officers, directors, employees, representatives or controlling persons (i) has made any representation as to DCRN, the Issuer or the quality of the Acquired Shares, (ii) has made an independent investigation with respect to DCRN, the Issuer or the Acquired Shares or the accuracy, completeness or adequacy of any information supplied to Subscriber by DCRN or the Issuer, (iii) has acted as Subscriber’s financial advisor, agent, fiduciary or trustee in connection with the issue and purchase of the Acquired Shares or (iv) has provided a disclosure or offering document in connection with the offer and sale of the Acquired Shares. Subscriber further acknowledges and agrees that nothing contained herein or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between Subscriber and any of the Placement Agents. Subscriber further acknowledges that the Placement Agents, affiliates of the Placement Agents and their respective officers, directors, employees and representatives may have acquired non-public information, some of which may be material, with respect to DCRN and the Issuer, which may or may not be independently known by Subscriber, which Subscriber agrees, subject to applicable law, need not be provided to it.

(n)    Alone, or together with any professional advisors, Subscriber represents and acknowledges that Subscriber has adequately analyzed and fully considered and assumed the risks of an investment in the Acquired Shares and determined that the Acquired Shares are a suitable investment for Subscriber and that Subscriber is able at this time and in the foreseeable future to bear the economic risk of a total loss of Subscriber’s investment in the Issuer. Subscriber acknowledges specifically that a possibility of total loss exists.

(o)    Subscriber understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Acquired Shares or made any findings or determination as to the fairness of an investment in the Acquired Shares.

(p)    Subscriber is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons, the Executive Order 13599 List, the Foreign Sanctions

Evaders List, or the Sectoral Sanctions Identification List, each of which is administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) (collectively “OFAC Lists”), (ii) owned or controlled by, or acting on behalf of, a person, that is named on an OFAC List, (iii) organized, incorporated, established, located, resident or born in, or a citizen, national, or the government, including any political subdivision, agency, or instrumentality thereof, of, Cuba, Iran, North Korea, Sudan, Syria, the Crimea region of Ukraine, or any other country or territory embargoed or subject to substantial trade restrictions by the United States, (iv) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (v) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank. Subscriber represents that if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. section 5311 et seq.), as amended by the USA PATRIOT Act of 2001 (together with its implementing regulations, the “BSA/PATRIOT Act”), that Subscriber maintains policies and procedures reasonably designed to comply with the BSA/PATRIOT Act. Subscriber also represents that, to the extent required, it maintains policies and procedures reasonably designed to ensure compliance with OFAC-administered sanctions programs, including screening its investors against the OFAC Lists. Subscriber further represents and warrants that, to the extent required, it maintains policies and procedures reasonably designed to ensure that the funds held by Subscriber and used to purchase the Acquired Shares were legally derived.

(q)    If Subscriber is or is acting on behalf of (i) an employee benefit plan that is subject to Title I of ERISA, (ii) a plan, an individual retirement account or other arrangement that is subject to section 4975 of the Code, (iii) an entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement described in clauses (i) and (ii) (each, an “ERISA Plan”), or (iv) an employee benefit plan that is a governmental plan (as defined in section 3(32) of ERISA), a church plan (as defined in section 3(33) of ERISA), a non-U.S. plan (as described in section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing clauses (i), (ii) or (iii) but may be subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code (collectively, “Similar Laws,” and together with the ERISA Plans, “Plans”), Subscriber represents and warrants that (i) neither the Issuer nor its respective affiliates (the “Transaction Parties”) has provided investment advice or has otherwise acted as the Plan’s fiduciary, with respect to its decision to acquire and hold the Acquired Shares, and none of the Transaction Parties is or shall at any time be the Plan’s fiduciary with respect to any decision to acquire and hold the Acquired Shares, and none of the Transaction Parties is or shall at any time be the Plan’s fiduciary with respect to any decision in connection with Subscriber’s investment in the Acquired Shares; and (ii) its purchase of the Acquired Shares will not result in a non-exempt prohibited transaction under section 406 of ERISA or section 4975 of the Code, or any applicable Similar Law.

(r)    Subscriber at the Subscription Closing will have sufficient funds to pay the Purchase Price pursuant to Section 2(a).

(s)    If Subscriber is located in the United Kingdom or a member state of the European Economic Area, it represents and warrants that it is a qualified investor (within the meaning of Regulation (EU) 2017/1129).

(t)    If the Subscriber is located in Australia, the Subscriber represents and warrants that it is a person who falls within an exempt offer category in section 708 of the Corporations Act (including “sophisticated investors” or “professional investors” within the meaning of section 708(8) and 708(11) respectively of the Corporations Act).

(u)    If Subscriber is located in the United Kingdom, Subscriber represents and warrants that it is a person of a kind described in articles 19(5) or 49(2) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (SI 2005/1529) (as amended) or is otherwise a person to whom an invitation or inducement to engage in investment activity may be communicated without contravening section 21 of the Financial Services and Markets Act 2000.

(v)    If Subscriber is located in Oman, it represents and warrants that it is a sophisticated investor (as described in Article 139 of the Executive Regulations of the Capital Market Law).

(w)    No disclosure or offering document has been prepared by the Placement Agents in connection with the offer and sale of the Acquired Shares.

(x)    None of the Placement Agents nor any of their respective members, directors, officers, employees, representatives and controlling persons have made any independent investigation with respect to DCRN, the Issuer or the Acquired Shares or the accuracy, completeness or adequacy of any information supplied to the Subscriber by DCRN or the Issuer.

(y)    Subscriber or its Nominee has not (i) gone, or proposed to go, into liquidation; (ii) passed a winding up resolution or commenced steps for winding up or dissolution; (iii) received a deregistration notice under section 601AB of the Corporations Act or any communication from ASIC that might lead to such a notice or applied for deregistration under section 601AA of the Corporations Act; (iv) presented or threatened with a petition or other process for winding up or dissolution and, so far as the Subscriber is aware, there are no circumstances justifying a petition or other process; and (v) entered into, or taken steps or proposed to enter into, any arrangement, compromise or composition with or assignment for the benefit of its creditors or class of them. No receiver, receiver and manager, judicial manager, liquidator, administrator, official manager has been appointed, or is threatened or expected to be appointed, over the whole or a substantial part of the undertaking or property of the Subscriber or its Nominee, and, so far as the Subscriber is aware, there are no circumstances justifying such an appointment.

(z)    Subscriber has not entered into a binding commitment to sell or otherwise transfer the Acquired Shares.

6.     Additional Subscriber Agreement. Subscriber hereby agrees that, from the date of this Subscription Agreement until the Closing Date, neither Subscriber nor any person or entity acting on behalf of Subscriber or pursuant to any understanding with Subscriber will engage in any Short Sales with respect to securities of DCRN. For purposes of this Section 6, “Short Sales” shall include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, and all types of direct and indirect stock pledges (other than pledges in the ordinary course of business as part of prime brokerage arrangements), forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers. Notwithstanding the foregoing, (a) nothing herein shall prohibit other entities under common management with Subscriber that have no knowledge of this Subscription Agreement or of Subscriber’s participation in the Subscription (including Subscriber’s controlled affiliates and/or affiliates) from entering into any Short Sales and (b) in the case of a Subscriber that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Subscriber’s assets and the portfolio managers have no knowledge of the investment decisions made by the portfolio managers managing other portions of such Subscriber’s assets, this Section 6 shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Acquired Shares covered by this Subscription Agreement.

7.    Registration Rights.

(a)    The Issuer agrees (i) to use commercially reasonable efforts to file within thirty (30) calendar days after the Subscription Closing (the “Filing Date”) a registration statement on Form F-1 registering the resale of the Acquired Shares (the “Registration Statement”) of the Acquired Shares (ii) to use commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act as soon as practicable after the filing thereof but no later than the earlier of (a) the 60th calendar day (or 90th calendar day if the Commission notifies the Issuer that it will “review” the Registration Statement) following the Subscription Closing and (b) the 10th business day after the date the Issuer is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review (such earlier date, the “Effectiveness Date”) and, in any event, shall use best efforts to cause the Registration Statement to be declared effective under the Securities Act within one year of the date of this Agreement; provided, however, that the Issuer’s obligations to include the Acquired Shares in the Registration Statement are contingent upon Subscriber furnishing in writing to the Issuer such information regarding Subscriber, the securities of the Issuer held by Subscriber and the intended method of disposition of the Acquired Shares as shall be reasonably requested by the Issuer to effect the registration of the Acquired Shares, and Subscriber shall execute such documents in connection with such registration as the Issuer may reasonably request that are customary of a selling stockholder in similar situations, including providing that the Issuer shall be entitled to postpone and suspend the effectiveness or use of the Registration Statement as permitted hereunder; provided, that Subscriber shall not be required to execute any lock-up or similar agreement or otherwise be subject to any contractual restriction on the ability to transfer the Acquired Shares. The Issuer shall maintain the Registration Statement in accordance with the terms of this Section 7 and shall prepare and file with the Commission such amendments, including post-effective amendments, and supplements as may be necessary to keep such Registration Statement continuously effective, available for use and in compliance with the provisions of the Securities Act until such time as there are no longer any Acquired Shares included on such Registration Statement. The Issuer shall use its commercially reasonable efforts to convert the Form F-1 to a Form F-3 as soon as practicable after the Issuer is eligible to use Form F-3. For purposes of clarification, any failure by the Issuer to file the Registration Statement by the Filing Date or to effect such Registration Statement by the Effectiveness Date shall not otherwise relieve the Issuer of its obligations to file or effect the Registration Statement as set forth above in this Section 7.

(b)    In the case of the registration effected by the Issuer pursuant to this Subscription Agreement, the Issuer shall, upon reasonable request, inform Subscriber as to the status of such registration. At its expense the Issuer shall:

(i)    except for such times as the Issuer is permitted hereunder to suspend the use of the prospectus forming part of a Registration Statement, use its commercially reasonable efforts to keep such registration continuously effective with respect to Subscriber, and to keep the applicable Registration Statement or any subsequent shelf registration statement free of any material misstatements or omissions, until the earliest of the following: (i) Subscriber ceases to hold any Acquired Shares, (ii) the date all Acquired Shares held by Subscriber may be sold without restriction under Rule 144, including without limitation, any volume and manner of sale restrictions which may be applicable to affiliates under Rule 144 and without the requirement for the Issuer to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable), and (iii) two (2) years from the “Effective Date” of the Registration Statement. “Effective Date” as used herein shall mean the date on which the Registration Statement is first declared effective by the Commission;

(ii)    advise Subscriber within five (5) business days:

(1)    when a Registration Statement or any amendment thereto has been filed with the Commission and when such Registration Statement or any post-effective amendment thereto has become effective;

(2)    of any request by the Commission for amendments or supplements to any Registration Statement or the prospectus included therein or for additional information;

(3)    of the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose;

(4)    of the receipt by the Issuer of any notification with respect to the suspension of the qualification of the Acquired Shares included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(5)    subject to the provisions in this Subscription Agreement, of the occurrence of any event that requires making changes in any Registration Statement or prospectus so that, as of such date, any Registration Statement does not contain an untrue statement of a material fact or does not omit to state a material fact required to be stated therein not misleading, or any prospectus does not include an untrue statement of a material fact or does not omit to state a material fact necessary to make the statements therein, in the case of a prospectus, in the light of the circumstances under which they were made, not misleading.

Notwithstanding anything to the contrary set forth herein, the Issuer shall not, when advising Subscriber of such events, provide Subscriber with any material, nonpublic information regarding the Issuer other than to the extent that providing notice to Subscriber of the occurrence of the events listed in (1) through (5) above constitutes material, nonpublic information regarding the Issuer;

(iii)    use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as reasonably practicable;

(iv)    upon the occurrence of any event contemplated above, except for such times as the Issuer is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of a Registration Statement, use its commercially reasonable efforts to as soon as reasonably practicable prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Acquired Shares included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(v)    use its commercially reasonable efforts to cause all Acquired Shares to be listed on each securities exchange or market, if any, on which the Ordinary Shares issued by the Issuer have been listed; and

(vi)    use its commercially reasonable efforts to take all other steps necessary to effect the registration of the Acquired Shares contemplated hereby and to enable Subscriber to sell the Acquired Shares under Rule 144.

(c)    Notwithstanding anything to the contrary in this Subscription Agreement, the Issuer shall be entitled to delay or postpone the effectiveness of the Registration Statement, and from time to time to require Subscriber not to sell under the Registration Statement or to suspend the effectiveness thereof, if the negotiation or consummation of a transaction by the Issuer or its subsidiaries is pending or an event has occurred, which negotiation, consummation or event the Issuer’s board of directors reasonably believes, upon the advice of legal counsel, would require additional disclosure by the Issuer in the Registration Statement of material information that the Issuer has a bona fide business purpose for keeping confidential and the non-disclosure of which in the Registration Statement would be expected, in the reasonable determination of the Issuer’s board of directors, upon the advice of legal counsel, to cause the Registration Statement to fail to comply with applicable disclosure requirements (each such circumstance, a “Suspension Event”); provided, however, that the Issuer may not delay or suspend the Registration Statement on more than two occasions or for more than sixty (60) consecutive calendar days, or more than ninety (90) total calendar days, in each case during any twelve-month period. Upon receipt of any written notice from the Issuer of the happening of any Suspension Event during the period that the Registration Statement is effective or if as a result of a Suspension Event the Registration Statement contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any related prospectus includes any untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made not misleading, Subscriber agrees that (i) it will immediately discontinue offers and sales of the Acquired Shares under the Registration Statement until Subscriber receives copies of a supplemental or amended prospectus (which the Issuer agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Issuer that it may resume such offers and sales, and (ii) it will maintain the confidentiality of any information included in such written notice delivered by the Issuer unless otherwise required by law or subpoena. If so directed by the Issuer, Subscriber will deliver to the Issuer or, in Subscriber’s sole discretion destroy, all copies of the prospectus covering the Acquired Shares in Subscriber’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Acquired Shares shall not apply (i) to the extent Subscriber is required to retain a copy of such prospectus (a) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (b) in accordance with a bona fide pre-existing document retention policy or (ii) to copies stored electronically on archival servers as a result of automatic data back-up.

(d)    Subscriber may deliver written notice (including via email in accordance with Section 10(p)) (an “Opt-Out Notice”) to the Issuer requesting that Subscriber not receive notices from the Issuer otherwise required by this Section 7; provided, however, that Subscriber may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from Subscriber (unless subsequently revoked), (i) the Issuer shall not deliver any such notices to Subscriber and Subscriber shall no longer be entitled to the rights associated with any such notice and (ii) each time prior to Subscriber’s intended use of an effective Registration Statement, Subscriber will notify the Issuer in writing at least two (2) business days in advance of such intended use, and if a notice of a Suspension Event was previously delivered (or would have been delivered but for the provisions of this Section 7(d)) and the related suspension period remains in effect, the Issuer will so notify Subscriber, within one (1) business day of Subscriber’s notification to the Issuer, by delivering to Subscriber a copy of such previous notice of Suspension Event, and thereafter will provide Subscriber with the related notice of the conclusion of such Suspension Event immediately upon its availability.

(e)    The Issuer shall, notwithstanding any termination of this Subscription Agreement, indemnify, defend and hold harmless Subscriber (to the extent a seller under the Registration Statement), its directors, officers, agents, employees and each person who controls Subscriber (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the fullest extent permitted by applicable law, from and against any and all out-of-pocket losses, claims, damages, liabilities, costs (including, without limitation, reasonable external attorneys’ fees) and expenses (collectively, “Losses”), as incurred, that arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in the Registration Statement or in any amendment or supplement thereto, required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue or alleged untrue statement of a material fact included in any prospectus included in the Registration Statement or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except only to the extent that such untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information regarding such Subscriber furnished in writing to the Issuer by such Subscriber expressly for use therein or Subscriber has omitted a material fact from such information or otherwise violated the Securities Act, Exchange Act or any state securities law or any rule or regulation thereunder; provided, however, that the indemnification contained in this Section 7 shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of the Issuer (which consent shall not be unreasonably withheld, conditioned or delayed), nor shall the Issuer be liable for any Losses to the extent they arise out of or are based upon a violation which occurs (A) in reliance upon and in conformity with written information furnished by Subscriber, (B) in connection with any failure of such person to deliver or cause to be delivered a prospectus made available by the Issuer in a timely manner or (C) in connection with any offers or sales effected by or on behalf of Subscriber in violation of Section 7(b) hereof.

The Issuer shall notify Subscriber reasonably promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 7 of which the Issuer receives notice in writing. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Acquired Shares by Subscriber.

(f)    Subscriber shall, severally and not jointly with any other selling shareholder named in the Registration Statement, indemnify and hold harmless the Issuer, its directors, officers, agents and employees and each person who controls the Issuer (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or that are based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement or in any amendment or supplement thereto or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue or alleged untrue statement of a material fact included in any prospectus included in the Registration Statement or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus or arising out of or relating to any omission or alleged omission of a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, with respect to (i) and/or (ii), only to the extent that such untrue or alleged untrue statements or omissions or alleged omissions are based upon information regarding Subscriber furnished in writing to the Issuer by Subscriber expressly for use therein; provided, however, that the indemnification contained in this Section 7(f) shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of Subscriber (which consent shall not be unreasonably withheld, conditioned or delayed). In no event shall the liability of Subscriber be greater in amount than the dollar amount of the net proceeds received by Subscriber upon the sale of the Acquired Shares giving rise to such indemnification obligation. Subscriber shall notify the Issuer promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 7(f) of which Subscriber is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Acquired Shares by Subscriber.

8.    Termination. This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earliest to occur of (a) such date and time as the Business Combination Agreement is terminated in accordance with its terms, (b) upon the mutual written agreement of each of the parties hereto to terminate this Subscription Agreement, (c) if any of the conditions to Subscription Closing set forth in Section 2 of this Subscription Agreement are not satisfied on or prior to the Subscription Closing and, as a result thereof, the transactions contemplated by this Subscription Agreement are not consummated at the Subscription Closing; or (d) at the election of the Subscriber, on or after January 14, 2022; provided, that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover reasonable and documented out-of-pocket losses, liabilities or damages arising from such breach. DCRN shall promptly notify Subscriber of the termination of the Business Combination Agreement promptly after the termination of such agreement.

9.    Trust Account Waiver. Subscriber acknowledges that DCRN is a blank check company with the powers and privileges to effect a merger, asset acquisition, reorganization or similar business combination involving DCRN and one or more businesses or assets. Subscriber further acknowledges that, as described in DCRN’s prospectus relating to its initial public offering dated February 3, 2021 (the “Prospectus”), available at www.sec.gov, substantially all of DCRN’s assets consist of the cash proceeds of its initial public offering and private placements of its securities, and substantially all of those proceeds have been deposited in a trust account (the “Trust Account”) for the benefit of DCRN, its public stockholders and the underwriters of its initial public offering. Except with respect to interest earned on the funds held in the Trust Account that may be released to DCRN to pay its tax obligations, if any, the cash in the Trust Account may be disbursed only for the purposes set forth in the Prospectus. For and in consideration of DCRN and the Issuer entering into this Subscription Agreement, the receipt and sufficiency of which are hereby acknowledged, Subscriber, on behalf of itself and its representatives, hereby irrevocably waives any and all right, title and interest, or any claim of any kind they have or may have in the future arising out of this Subscription Agreement, in or to any monies held in the Trust Account, and agrees not to seek recourse against the Trust Account as a result of, or arising out of, this Subscription Agreement; provided, that nothing in this Section 9 shall be deemed to limit the Subscriber’s right, title, interest or claim to the Trust Account by virtue of the Subscriber’s record or beneficial ownership of securities of DCRN, including but not limited to any redemption right with respect to such securities of the Issuer.

10.    Miscellaneous.

(a)    Each book entry for the Acquired Shares shall contain a notation, and each certificate (if any) evidencing the Acquired Shares shall be stamped or otherwise imprinted with a legend, in substantially the following form: “THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT AND LAWS.”

(b)    Following the Subscription Closing, the Issuer shall cooperate with Subscriber, at its request, to facilitate the timely preparation and delivery of physical certificates representing the Acquired Shares and enable such certificates to be in such denominations or amounts, as the case may be, as Subscriber may reasonably request and registered in such names as Subscriber may request.

(c)    If the Acquired Shares are eligible to be sold pursuant to an effective Registration Statement or without restriction under, and without the Issuer being in compliance with the current public information requirements of, Rule 144 under the Securities Act, then at the Subscriber’s request, the Issuer will cause the Issuer’s transfer agent to remove any remaining restrictive legend set forth on such Acquired Shares. In connection therewith, if required by the Issuer’s transfer agent, the Issuer will promptly cause an opinion of counsel to be delivered to and maintained with its transfer agent, together with any other authorizations, certificates and directions required by the transfer agent that authorize and direct the transfer agent to issue such Acquired Shares without any such legend.

(d)    Subscriber acknowledges that each of DCRN, the Issuer and the Placement Agents will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement and would not seek Subscriber’s participation in the transactions contemplated hereunder in the absence of this Subscription Agreement and the acknowledgments, understandings, agreements, representations and warranties contained herein. Prior to the Subscription Closing, Subscriber agrees to promptly notify DCRN and the Issuer if any of the acknowledgments, understandings, agreements, representations and warranties set forth herein are no longer accurate in all material respects. The parties further acknowledge and agree that the Placement Agents are third-party beneficiaries of the representations and warranties of the parties contained in this Subscription Agreement.

(e)    Subscriber acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person other than the statements, representations and warranties contained in this Subscription Agreement in making its investment or decision to invest in the Issuer. Subscriber agrees that none of (i) any other subscriber pursuant to Other Subscription Agreements entered into in connection with the offering of Acquired Shares (including the controlling persons, members, officers, directors, partners, agents, or employees of any such other purchaser), (ii) the Placement Agents, their respective affiliates or any of its or their respective affiliates’ control persons, officers, directors or employees, or (iii) any other party to the Business Combination Agreement, including any such party’s representatives, affiliates or any of its or their control persons, officers, directors or employees, that is not a party hereto, shall be liable to the Subscriber pursuant to this Subscription Agreement for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Acquired Shares. On behalf of itself and its affiliates, the Subscriber releases each of the Placement Agents in respect of any losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses or disbursements related to this Subscription Agreement or the transactions contemplated hereby.

(f)    Each of DCRN, the Issuer, the Placement Agents and Subscriber is entitled to rely upon this Subscription Agreement and is each irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

(g)    Neither this Subscription Agreement nor any rights that may accrue to Subscriber hereunder (other than the Acquired Shares acquired hereunder, if any) may be transferred or assigned, except (x) with the written consent of the Issuer to be given in its sole discretion and (y) that Subscriber may assign its rights and obligations under this Subscription Agreement to one or more of its affiliates or equity holders (including other investment funds or accounts managed or advised by the Subscriber or investment manager who acts on behalf of Subscriber or an affiliate thereof); provided, that no such assignment shall relieve Subscriber of its obligations hereunder; provided further that such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Subscription Agreement, makes the representations and warranties in Section 5 and completes Schedule A hereto. In the event of such a transfer or assignment, Subscriber shall update Schedule B to provide the information required therein. Neither this Subscription Agreement nor any rights that may accrue to DCRN or the Issuer hereunder may be transferred or assigned except as set forth above.

(h)    All the agreements, representations and warranties made by each party hereto in this Subscription Agreement shall survive the Subscription Closing. For the avoidance of doubt, if for any reason the Subscription Closing does not occur prior to or substantially concurrently with the consummation of the Business Combination, all representations, warranties, covenants and agreements of the parties hereto shall survive the consummation of the Business Combination and remain in full force and effect until or unless this Subscription Agreement is terminated in accordance herewith.

(i)    The Issuer may request from Subscriber such additional information as the Issuer may deem necessary in good faith to evaluate the eligibility of Subscriber to acquire the Acquired Shares, and Subscriber shall promptly provide such information as may be reasonably requested, to the extent readily available and to the extent consistent with its internal policies and procedures.

(j)    This Subscription Agreement may not be modified, waived or terminated except by an instrument in writing, signed by the party against whom enforcement of such modification, waiver, or termination is sought; provided that any rights (but not obligations) of a party under this Subscription Agreement may be waived, in whole or in part, by such party on its own behalf without the prior consent of any other party.

(k)    This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof.

(l)    Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

(m)    If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

(n)    This Subscription Agreement may be executed in two (2) or more counterparts (including by electronic means), all of which shall be considered one and the same agreement and shall become effective when signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

(o)    Subscriber shall pay all of its own expenses in connection with this Subscription Agreement and the transactions contemplated herein.

(p)    Notices. Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, emailed or telecopied, sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, postage prepaid, and shall be deemed to be given and received (a) when so delivered personally, (b) upon receipt of an appropriate electronic answerback or confirmation when so delivered by telecopy (to such number specified below or another number or numbers as such person may subsequently designate by notice given hereunder), (c) when sent, with no mail undeliverable or other rejection notice, if sent by email, or (d) ten (10) business days after the date of mailing to the address below or to such other address or addresses as such person may hereafter designate by notice given hereunder:

(i)    if to Subscriber, to such address or addresses set forth on the signature page hereto;

(ii)    if to DCRN, to:

c/o Decarbonization Plus Acquisition Corporation II

2744 Sand Hill Road

Menlo Park, CA 94025

Attention: Erik Anderson, Peter Haskopoulos and Robert Tichio

Email:

with required copies to (which copies shall not constitute notice):

Vinson & Elkins L.L.P.

1001 Fannin

Houston, TX 77002

Attention: Ramey Layne; Milam Newby; Dan Komarek

Email:

(iii)    if to the Issuer, to:

Tritium DCFC Limited

48 Miller Street

Murarrie QLD 4172

Australia

Attention: Mark Anning

Email:

with a required copy to (which copy shall not constitute notice):

Latham & Watkins LLP

330 North Wabash Avenue, Suite 2800

Chicago, IL 60611

Attention: Christopher Lueking; Ryan Maierson; Roderick Branch

Email:

(iv)    if to the Placement Agents, to:

Credit Suisse Securities (USA) LLC

11 Madison Avenue

New York, New York 10010

Citigroup Global Markets Inc.

227 West Monroe Street

Suite 2500

Chicago, IL 60606

J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

Attention: Equity Syndicate Desk

with a required copy to (which copy shall not constitute notice):

Hogan Lovells LLP

390 Madison Ave

New York, NY 10017

Attention: Richard B. Aftanas; Ben Garcia

Email:

(q)    This Subscription Agreement, and any claim or cause of action hereunder based upon, arising out of or related to this Subscription Agreement (whether based on law, in equity, in contract, in tort or any other theory) or the negotiation, execution, performance or enforcement of this Subscription Agreement, shall be governed by and construed in accordance with the laws of the State of New York.

THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, THE SUPREME COURT OF THE STATE OF NEW YORK AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE STATE OF NEW YORK SOLELY IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS SUBSCRIPTION AGREEMENT AND THE DOCUMENTS REFERRED TO IN THIS SUBSCRIPTION AGREEMENT AND IN RESPECT OF THE TRANSACTIONS CONTEMPLATED HEREBY, AND HEREBY WAIVE, AND AGREE NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING FOR INTERPRETATION OR ENFORCEMENT HEREOF OR ANY SUCH DOCUMENT THAT IS NOT SUBJECT THERETO OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT

VENUE THEREOF MAY NOT BE APPROPRIATE OR THAT THIS SUBSCRIPTION AGREEMENT OR ANY SUCH DOCUMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS, AND THE PARTIES HERETO IRREVOCABLY AGREE THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION, SUIT OR PROCEEDING SHALL BE HEARD AND DETERMINED BY SUCH A NEW YORK STATE OR FEDERAL COURT. THE PARTIES HEREBY CONSENT TO AND GRANT ANY SUCH COURT JURISDICTION OVER THE PERSON OF SUCH PARTIES AND OVER THE SUBJECT MATTER OF SUCH DISPUTE AND AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH SUCH ACTION, SUIT OR PROCEEDING IN THE MANNER PROVIDED IN SECTION 10(p) OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW SHALL BE VALID AND SUFFICIENT SERVICE THEREOF.

EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS SUBSCRIPTION AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (II) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THE FOREGOING WAIVER; (III) SUCH PARTY MAKES THE FOREGOING WAIVER VOLUNTARILY AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS SUBSCRIPTION AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 10(q).

(r)    Notwithstanding anything in this Subscription Agreement to the contrary, DCRN and the Issuer shall not, and shall cause their representatives, including the Placement Agents or Tritium and their respective representatives, to not, publicly disclose the name of Subscriber or any of its affiliates, or include the name of Subscriber or any of its affiliates in any press release or marketing materials, or for any similar or related purpose, or in any filing with the Commission or any regulatory agency or trading market, without the prior written consent of Subscriber, except (i) as required by the federal securities law in connection with the Registration Statement, (ii) the filing of a form of this Subscription Agreement with the Commission and in the related Current Report on Form 8-K in a manner acceptable to Subscriber, (iii) in a press release or marketing materials of DCRN, Tritium or the Issuer in connection with the Business Combination to the extent such disclosure is substantially equivalent to the information that has previously been made public without breach of the obligation under this Section 10(r), and (iv) to the extent such disclosure is required by law, at the request of the Staff of the Commission or regulatory agency or under the regulations of the Exchange , in which case DCRN shall provide Subscriber with prior written notice of such disclosure permitted under this subclause (iv). Notwithstanding any of the foregoing, any Subscriber may elect to permit DCRN, Tritium or the Issuer (and the Placement Agents and their respective representatives) to publicly disclose the name of such Subscriber and any of its affiliates, or include the name of such Subscriber and any of its affiliates in any press release or marketing materials, or for any similar or related purpose, or in any filing with the Commission or any regulatory agency or trading market, without the prior written consent of Subscriber, by checking the box next to their name on the signature pages to this Subscription Agreement.

(s)    If the Issuer ceases to be a foreign private issuer (as defined in Rule 405 of the Securities Act) eligible to use a registration statement on Form F-1 or Form F-3, as the case may be, then all references in this Subscription Agreement to any such form shall be deemed to be references to Form S-1 or Form S-3, as applicable, or such similar or successor form as may be appropriate.

(t)    The parties hereto agree that irreparable damage would occur if any provision of this Subscription Agreement were not performed in accordance with the terms hereof, and accordingly, that the parties hereto shall be entitled to seek injunctions to prevent breaches of this Subscription Agreement or to enforce specifically the performance of the terms and provisions of this Subscription Agreement in an appropriate court of competent jurisdiction as set forth in Section 10(q), in addition to any other remedy to which any party is entitled at law or in equity.

[Signature pages follow.]

IN WITNESS WHEREOF, each of DCRN, the Issuer and Subscriber has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date set forth below.

DECARBONIZATION PLUS ACQUISITION CORPORATION II

By:
Name:
Title:

Date: [●], 2021

Signature Page to

Subscription Agreement

  Executed by

  Tritium DCFC Limited in accordance with section 127 of the Corporations Act 2001 (Cth)

  by

sign here ▶		sign here ▶
	Company Secretary/Director		Director
print name		print name

Date: [●], 2021

Signature Page to

Subscription Agreement

SUBSCRIBER:

Signature of Subscriber	Signature of Joint Subscriber, if applicable:

By:	By:
Name:	Name:
Title:	Title:

Date: [●], 2021

☐ Subscriber consents to the disclosure of its name in accordance with Section 10(r)	☐ Joint Subscriber consents to the disclosure of its name in accordance with Section 10(r)

Name of Subscriber:	Name of Joint Subscriber, if applicable:

(Please print. Please indicate name and capacity of person signing above)	(Please print. Please indicate name and capacity of person signing above)

Name in which securities are to be registered
(if different):

Email Address:

If there are joint investors, please check one:

☐ Joint Tenants with Rights of Survivorship

☐ Tenants-in-Common

☐ Community Property

Subscriber’s EIN:	Joint Subscriber’s EIN:

Business Address-Street:	Mailing Address-Street (if different)

City, State, Zip:	City, State, Zip:

Attn:	Attn:

Telephone No.:	Telephone No.:

Facsimile No.:	Facsimile No.:

Signature Page to

Subscription Agreement

Application for Acquired Shares

To:	The Directors
Tritium DCFC Limited ACN 650 026 314 (“Issuer”)
48 Miller Street, Murarrie, QLD 4172, Australia

[Insert name of Subscriber] (“Applicant”) hereby:

1.

applies to have issued to it [●] fully paid ordinary shares in the capital of the Issuer (“Acquired Shares”) in accordance with the Subscription Agreement between Applicant, Decarbonization Plus Acquisition Corporation II, a Delaware corporation and Issuer (“Subscription Agreement”);

2.	agrees to pay the purchase price in the sum of $[●] in accordance with the Subscription Agreement (“Aggregate Purchase Price”);

3.	agrees to become a shareholder of the Issuer;

4.	authorizes the directors of the Issuer to enter the Applicant’s name on the register of shareholders in respect of the Acquired Shares; and

5.	agrees to hold all shares issued to it on and subject to the provisions of the constitution of the Issuer from time to time and to be bound by and observe such provisions.

Applicant agrees to pay the Aggregate Purchase Price by wire transfer of United States dollars in immediately available funds to the account specified by the Issuer in the Closing Notice.

Signature of Applicant:

[●]

By:
Name:
Title:

Number of Acquired Shares subscribed for and Aggregate Purchase Price as of [●], 2021, accepted and agreed to as of this [●] day of [●], 2021, by:

Tritium DCFC Limited

By:
Name:
Title:

SCHEDULE A

ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER

This Schedule must be completed by Subscriber and forms a part of the Subscription Agreement to which it is attached. Capitalized terms used and not otherwise defined in this Schedule have the meanings given to them in the Subscription Agreement. Subscriber must check the applicable box in either Part A or Part B below and the applicable box in Part C below.

A.	QUALIFIED INSTITUTIONAL BUYER STATUS

(Please check the applicable subparagraphs):

☐	Subscriber is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act (a “QIB”)).

☐	Subscriber is subscribing for the Acquired Shares as a fiduciary or agent for one or more investor accounts, and each owner of such accounts is a QIB.

*** OR ***

B.	INSTITUTIONAL ACCREDITED INVESTOR STATUS

(Please check the applicable subparagraphs):

Subscriber is an institutional “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) and has checked below the box(es) for the applicable provision under which Subscriber qualifies as such:

☐

Subscriber is an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, a corporation, Massachusetts or similar business trust, partnership, or limited liability company that was not formed for the specific purpose of acquiring the securities of the Issuer being offered in this offering, with total assets in excess of $5,000,000.

☐	Subscriber is a “private business development company” as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

☐	Subscriber is a “bank” as defined in Section 3(a)(2) of the Securities Act.

☐	Subscriber is a “savings and loan association” or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity.

☐	Subscriber is a broker or dealer registered pursuant to Section 15 of the Exchange Act.

☐	Subscriber is an investment adviser registered pursuant to Section 203 of the Investment Advisers Act of 1940 or registered pursuant to the laws of a state.

Schedule A-1

☐	Subscriber is an investment adviser relying on the exemption from registering with the Commission under Section 203(l) or (m) of the Investment Advisers Act of 1940.

☐	Subscriber is an “insurance company” as defined in Section 2(a)(13) of the Securities Act.

☐	Subscriber is an investment company registered under the Investment Company Act of 1940.

☐	Subscriber is a “business development company” as defined in Section 2(a)(48) of the Investment Company Act of 1940.

☐	Subscriber is a “Small Business Investment Company” licensed by the U.S. Small Business Administration under either Section 301(c) or (d) of the Small Business Investment Act of 1958.

☐	Subscriber is a “Rural Business Investment Company” as defined in Section 384A of the Consolidated Farm and Rural Development Act.

☐

Subscriber is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, and such plan has total assets in excess of $5,000,000.

☐

Subscriber is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is one of the following.

☐	A bank;

☐	A savings and loan association;

☐	A insurance company; or

☐	A registered investment adviser.

☐	Subscriber is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 with total assets in excess of $5,000,000.

☐

Subscriber is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 that is a self-directed plan with investment decisions made solely by persons that are accredited investors.

☐

Subscriber is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered by the Issuer in this offering, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act.

Schedule A-2

☐

Subscriber is a “family office,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940 that was not formed for the specific purpose of acquiring the securities of the Issuer being offered in this offering, with total assets in excess of $5,000,000 and whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment.

☐

Subscriber is an entity, including but not limited to Indian tribes, governmental bodies, funds, and entities organized under the laws of foreign countries, that own “Investments,” in excess of $5,000,000 and was not formed for the specific purpose of acquiring the securities offered and is not of the type listed in one of the above checkboxes in this section. For the purposes of this response, “Investments” has the meaning in Rule 2a-51 under the Investment Company Act of 1940, as amended.

☐	Subscriber is not a natural person.

*** AND ***

C.	AFFILIATE STATUS

(Please check the applicable box)

SUBSCRIBER:

☐	is:

☐	is not:

an “affiliate” (as defined in Rule 144 under the Securities Act) of the Issuer or acting on behalf of an affiliate of the Issuer.

This page should be completed by Subscriber

and constitutes a part of the Subscription Agreement.

Schedule A-3

SCHEDULE B

SCHEDULE OF TRANSFERS

Subscriber’s Subscription was in the amount of                 Ordinary Shares. The following transfers of a portion of the Subscription have been made:

Date of Transfer or Reduction	Transferee	Number of Transferee Acquired Shares Transferred or Reduced	Subscriber Revised Subscription Amount

Schedule B as of             , 20    , accepted and agreed to as of this                      day of             , 20     by:

Tritium DCFC Limited

By:
Name:
Title:

Name of Subscriber:

Signature of Subscriber:

By:
Name:
Title:

Schedule B-1